UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 20, 2008
Belden Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-12561	36-3601505

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7733 Forsyth Boulevard, Suite 800
St. Louis, Missouri 63105
(Address of Principal Executive Offices, including Zip Code)
(314) 854-8000
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
SIGNATURES
EXHIBIT INDEX
Exhibit 3.1 Amended and Restated Bylaws of Belden Inc., as amended November 20, 2008

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On November 20, 2008, the Board of Directors (the “Board”) of Belden Inc. (the “Company”) approved an amendment and restatement (the “Amendment”) of the Company’s bylaws, effective November 20, 2008.
     Pursuant to the Amendment, a new Section 12 was added to Article II of the bylaws. Section 12(a) was added to specify the advance notice and procedural requirements for nominations by stockholders of persons for election to the Board. The procedures require that nominations must be submitted in writing to the Company no later than 90 days prior to the anniversary of the previous year’s annual stockholder meeting or five business days after public disclosure of any special meeting of stockholders. The notice must provide information regarding (a) the proposed Board nominee(s), (b) the person making the nomination (the “Proponent”), (c) share ownership (including derivative ownership) by the nominee(s) and the Proponent, and (d) arrangements between the Proponent and the nominee(s).
     Section 12(b) was added to specify the advance notice and procedural requirements for proposals and business desired to be brought before Company stockholder meetings by Company stockholders (other than director nominations, which are governed by Section 12(a)). The procedures require that any proposed business must be submitted in writing to the Company no later than 90 days prior to the anniversary of the previous year’s annual stockholder meeting or five business days after public disclosure of any special meeting of stockholders. The notice must provide such information as is required by the proxy solicitation rules promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”). Section 12(b) makes clear that compliance with the requirements of Rule 14a-8 under the Exchange Act constitutes compliance with the Company’s bylaws.
     The foregoing description of the Amendment to the Company’s bylaws is not complete and is qualified in its entirety by reference to the Company’s Third Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     3.1           Amended and Restated Bylaws of Belden Inc., as amended November 20, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN INC.
Date: November 24, 2008	By:	/s/ Kevin Bloomfield
Vice President, Secretary and
General Counsel

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